EXHIBIT 21

                                 SUBSIDIARIES OF

                             HEALTHSOUTH CORPORATION

                    (States of Incorporation in Parentheses)

                                  SUBSIDIARIES

Advantage Health Corporation (DE)
         Advantage Health Development Corp. (MA)

         Advantage Health Harmarville Rehabilitation Corporation (PA) Advantage Health Nursing Care, Inc. (MA)
         Advantage Rehabilitation Clinics, Inc. (MA)

              Advantage Beverly Corporation (MA) (51%)
              Advantage Health Eastern Rehabilitation Network, Inc. (CT)
                Rehabilitation Institute of Western Massachusetts, Inc. (MA) Baygan Development Corp. (FL)
         HRC Services, Inc. (PA)
         LH Real Estate Company, Inc. (MA) (99.5%)
         New England Home Health Care, Inc. (MA) (96.8%)
               Special Care Certified of Massachusetts, Inc. (MA)
               Special Care Home Health Services of Connecticut, Inc. (CT) Special Care Home Health Services of Maine, Inc. (ME)
               Special Care Nursing Services, Inc. (MA)
          New England Rehabilitation Center of Southern New Hampshire, Inc. (NH) (91.75%)
         New England Rehabilitation Hospital, Inc. (MA)
         New England Rehabilitation Hospital of Portland, Inc. (ME)
         New England Rehabilitation Management Co., Inc. (NH)
               New England Rehabilitation Services of Central Massachusetts, Inc. (MA) (33-1/3%)
         Winchester Gables, Inc. (MA) (51%)
ASC Network Corporation (DE)
         Castro Valley Surgery Center, Inc. (CA)
         Day SurgiCenters, Inc. (IL)
         Diversified Health Centers, Inc. (CA)
         Fort Wayne Care Center, Inc. (DE)
         Loyola Ambulatory Surgery Center at Oakbrook, Inc. (IL)
         Palm Desert Care Center, Inc. (DE)
         Premier Ambulatory Surgery of Austin, Inc. (DE)
         Premier Ambulatory Surgery of Blackhawk, Inc. (CA)
         Premier Ambulatory Surgery of Duncanville, Inc. (DE)
         Premier Ambulatory Surgery of Forest Park, Inc. (TX)
         Premier Ambulatory Surgery of Garland, Inc. (DE)
         Premier Ambulatory Surgery of Mesquite, Inc. (TX)
         Premier Ambulatory Surgery of Tri-Valley, Inc. (CA)
         Premier Ambulatory Surgery of Walnut Creek, Inc. (CA)

         Premier MSO of Texas, Inc. (TX)

         San Diego Outpatient Surgical Center, Inc. (CA)
         SunSurgery Corporation (CT)
                  Bridgeport Surgical Center, Inc. (CT)
                  Danbury Surgical Center, Inc. (CT)
                  Frost Street Outpatient Surgical Center, Inc. (CA) (52.44%) Hartford Surgical Center, Inc. (CT) (81%)
                  Medical Surgical Centers of America, Inc. (CA) (95.4%)
                           d/b/a Grossmont Surgery Center
                  MMDC of New Jersey, Inc. (NJ)
                  MMDC of Pennsylvania, Inc. (PA)
                  Pomerado Outpatient Surgical Center, Inc. (CA)
Diagnostic Health Corporation (DE)
         Health Images Arlington, Inc. (GA)
         Health Images Atlanta North, Inc. (GA)
         Health Images Atlanta South, Inc. (GA)
         Health Images Augusta, Inc. (GA)
         Health Images Aurora North, Inc. (GA)
         Health Images Aurora South, Inc. (GA)
         Health Images Austin, Inc. (GA)
         Health Images Baton Rouge North, Inc. (GA)
         Health Images Baton Rouge South, Inc. (GA)
         Health Images Beaumont, Inc. (GA)
         Health Images Birmingham, Inc. (GA)
         Health Images Cape Coral, Inc. (GA)
         Health Images Charleston, Inc. (GA)
         Health Images Colorado, Inc. (GA)
         Health Images Columbia, Inc. (GA)
         Health Images Columbus, Inc. (GA)
         Health Images Dallas, Inc. (GA)
         Health Images Denver, Inc. (GA)
         Health Images DuPage, Inc. (GA)
         Health Images Effingham, Inc. (GA)
         Health Images Ft. Myers, Inc. (GA)
         Health Images Ft. Worth, Inc. (GA)
         Health Images Greenville, Inc. (GA)
         Health Images Hilton Head, Inc. (GA)
         Health Images Houston, Inc. (GA)
         Health Images Huntsville, Inc. (GA)
         Health Images Hurst, Inc. (GA)
         Health Images Jacksonville, Inc. (GA)
         Health Images Knoxville, Inc. (GA)
         Health Images Lebanon, Inc. (GA)
         Health Images Memphis, Inc. (GA)
         Health Images Nashville, Inc. (GA)
         Health Images Orange Park, Inc. (GA)
         Health Images Port Arthur, Inc. (GA)
         Health Images Reading, Inc. (GA)
         Health Images Savannah, Inc. (GA)

         Health Images Stratford, Inc. (GA)
         Health Images Tulsa, Inc. (GA)
         Health Images Tyler, Inc. (GA)
         Health Images (UK) plc (UK)
         Health Images Waco, Inc. (GA)
         Health Images Warner Robins, Inc. (GA)
         Health Images Williamsport, Inc. (GA)
         HEALTHSOUTH Diagnostic Centers, Inc. (AK)
Disability and Impairment Evaluation Centers of America, Inc. (DE)
         DIECA, Inc. (DE)
Doty-Moore Tower Services, Inc. (TX)
Encinitas Physical Therapy and Sports Rehabilitation, Inc. (CA) Flatirons Physical Therapy, Inc. (CO)
Health Providers, Inc. (FL)
HEALTHSOUTH Aviation, Inc. (AL)
HEALTHSOUTH Community Re-Entry Center of Dallas, Inc. (DE) HEALTHSOUTH Doctors' Hospital, Inc. (DE)
         Hospital Health Systems, Inc. (FL)
         Doctors' Health Service Corporation (FL)
                  Doctors' Scanning Associates, Inc. (FL)
                  Doctors' Home Health, Inc. (FL)
                  Doctors' Medical Equipment Corp. (FL)
HEALTHSOUTH Holdings, Inc. (DE)
         Delaware Sportscare/Physical Therapy, Inc. (DE)
         Fayette Physical Therapy, Inc. (GA)
         Johnson Physical Therapy, Inc. (OH)
         Madison Rehabilitation Center, Inc. (CT)
         Penn-Mar Rehabilitative Services, Inc. (PA)
         Physical Therapy Professionals, Inc. (OK)
         Professional Therapy & Rehabilitation, Inc. (OK) HEALTHSOUTH Home Health Services of Arkansas, prn, Inc. (DE) HEALTHSOUTH Home Health Services of Connecticut, prn, Inc. (CT) HEALTHSOUTH Home Health Services of Missouri, prn, Inc. (DE) HEALTHSOUTH Home Health Services of Texas, prn, Inc. (TX) HEALTHSOUTH Home Health Services of Utah, prn, Inc. (DE) HEALTHSOUTH Home Health Services, prn, Inc. (DE)
HEALTHSOUTH IMC Healthcare Centers (CA)
HEALTHSOUTH International, Inc. (DE)
HEALTHSOUTH IMC, Inc. (DE)
HEALTHSOUTH Medical Center, Inc. (AL)
HEALTHSOUTH Medical Clinic, Inc. (DE)
HEALTHSOUTH Network Services, Inc. (DE)
HEALTHSOUTH Occupational Health & Injury
  Management of Colorado, Inc. (DE)
HEALTHSOUTH of Altoona, Inc. (DE)
HEALTHSOUTH of Austin, Inc. (DE)
HEALTHSOUTH of Birmingham, Inc. (DE)
HEALTHSOUTH of Charleston, Inc. (DE)

HEALTHSOUTH of Chesapeake, Inc. (DE)
HEALTHSOUTH of Columbia, Inc. (DE)
HEALTHSOUTH of Dallas, Inc. (DE)
HEALTHSOUTH of Dothan, Inc. (AL)
HEALTHSOUTH of East Tennessee, Inc. (DE)
HEALTHSOUTH of Erie, Inc. (DE)
HEALTHSOUTH of Fort Smith, Inc. (DE)
HEALTHSOUTH of Gadsden, Inc. (DE)
HEALTHSOUTH of Houston, Inc. (DE)
HEALTHSOUTH of Louisiana, Inc. (DE)
HEALTHSOUTH of Mechanicsburg, Inc. (DE)
HEALTHSOUTH of Michigan, Inc. (DE)
HEALTHSOUTH of Middle Tennessee, Inc. (DE)
HEALTHSOUTH of Midland, Inc. (DE)
HEALTHSOUTH of Missouri, Inc. (DE)
HEALTHSOUTH of Montgomery, Inc. (AL)
HEALTHSOUTH of New Hampshire, Inc. (DE)
HEALTHSOUTH of New Mexico, Inc. (NM)
HEALTHSOUTH of Nittany Valley, Inc. (DE)
HEALTHSOUTH of Oklahoma, Inc. (DE)
HEALTHSOUTH of Ontario, Inc. (DE)
HEALTHSOUTH of Pittsburgh, Inc. (DE)
HEALTHSOUTH of Reading, Inc. (DE)
HEALTHSOUTH of Salem, Inc. (DE)
HEALTHSOUTH of San Antonio, Inc. (DE)
HEALTHSOUTH of South Carolina, Inc. (DE)
HEALTHSOUTH of Texarkana, Inc. (DE)
HEALTHSOUTH of Texas, Inc. (TX)
HEALTHSOUTH of Toms River, Inc. (DE)
HEALTHSOUTH of Treasure Coast, Inc. (DE)
HEALTHSOUTH of Utah, Inc. (DE)
HEALTHSOUTH of Virginia, Inc. (DE)
HEALTHSOUTH of Witchita, Inc. (DE)
HEALTHSOUTH of York, Inc. (DE)
HEALTHSOUTH Orthopedic Services, Inc. (DE)
         Northwestern Memorial/Caremark, Inc. (IL) (50%)
HEALTHSOUTH Properties Corporation (DE)
HEALTHSOUTH Real Property Holding Corporation (DE)
HEALTHSOUTH Rehabilitation Center, Inc. (SC)
HEALTHSOUTH Specialty Hospital, Inc. (TX)
HEALTHSOUTH Sub-Acute Center of Houston, Inc. (DE)
HEALTHSOUTH Sub-Acute Center of Mechanicsburg, Inc. (DE)
HEALTHSOUTH Surgery Centers-West, Inc. (DE)
         HEALTHSOUTH Salt Lake Surgical Center, Inc. (DE)
HEALTHSOUTH Surgical Center of Tuscaloosa, Inc. (AL)
Horizon/CMS Healthcare Corporation (DE)
         Continental Medical Systems, Inc. (DE)

                  Central Arizona Rehabilitation Hospital, Inc. (DE)

                  Central Arkansas Outpatient Centers, Inc. (DE)
                  Chandler Rehabilitation Hospital, Inc. (DE)
                  Chico Rehabilitation Hospital, Inc. (DE)
                  Clear Lake Rehabilitation Hospital, Inc. (TX)
                  CMS Administrative Services, Inc. (DE)
                  CMS Alexandria Rehabiliation, Inc. (DE)
                  CMS Baton Rouge Rehabilitation, Inc. (DE)
                  CMS Beaumont Rehabilitation, Inc. (TX)
                  CMS Capital Ventures, Inc. (DE)
                           Baton Rouge Rehab, Inc. (DE)
                                            CHS Therapy Technologies Corp. (DE)
                           CompHealth, Inc. (DE)
                     CompHealth Medical Staffing, Inc. (DE)
                           The Kelton Corporation (MA)
                  Braintree Rehabilitation Ventures, Inc. (MA)
                              KBT Corporation (MA)
                  CMS Denver Rehabilitation, Inc. (DE)
                  CMS Development and Management Company, Inc. (DE)
                  CMS Elizabethtown, Inc. (DE)
                  CMS Fayetteville Rehabilitation, Inc. (DE)
                  CMS Fort Worth Rehabilitation, Inc. (TX)
                  CMS Fresno Rehabilitation, Inc. (DE)
                  CMS Houston Rehabilitation, Inc. (TX)
                  CMS Jonesboro Rehabilitation, Inc. (DE)
                  CMS Kansas City Rehabilitation, Inc. (DE)
                  CMS Outpatient Centers of North Texas, Inc. (DE)
                  CMS Outpatient Centers of South Texas, Inc. (DE)
                  CMS Outpatient Rehabilitation Services, Inc. (DE)
                  CMS Pennsylvania, Inc. (DE)
                  CMS Physician Services, Inc. (DE)
                  CMS of Ohio, Inc. (DE)
                  CMS Rehab Technologies Corp. (DE)
                  CMS Rehabilitation Center of Hialeah, Inc. (DE)
                  CMS Ruston Rehabilitation, Inc. (DE)
                  CMS San Diego Rehab, Inc. (DE)
                  CMS San Diego Surgical, Inc. (DE)
                  CMS Sherwood Rehabilitation, Inc. (DE)
                  CMS South Miami Rehab, Inc. (DE)
                  CMS Sportsmed Clinic, Inc. (DE)
                  CMS Topeka Rehabilitation, Inc. (DE)
                  CMS Tri-Cities Rehabilitation Hospital, Inc. (DE)
                  CMS Wichita Rehabilitation, Inc. (DE)
                  CMS WorkAble, Inc. (DE)
                  CMS WorkAble of Paragould, Inc. (DE)
                  CMS Worknet of Baton Rouge, Inc. (DE)
                  CMSI Systems of Texas, Inc. (TX)
                  Colorado Outpatient Centers, Inc. (DE)
                  Continental Medical of Arizona, Inc. (DE)

                  Continental Medical of Colorado, Inc. (DE)
                  Continental Medical Systems of Florida, Inc. (FL) Continental Medical of Kentucky, Inc. (DE)
                  Continental Medical of Palm Beach, Inc. (DE)
                  Continental Rehab of W.F., Inc. (TX)
                  Continental Rehabilitation Hospital of America, Inc. (DE) Contra Costa Rehab Clinic, Inc. (DE)
                  Fairland Nursing and Retirement Home, Inc. (DE)
                  Great Plains Rehabilitation Hospital, Inc. (DE)
                  HCA Wesley Rehabilitation Clinic of Liberal, Inc. (DE) HCA Wesley Rehabilitation Hospital, Inc. (DE)
                  Hialeah Convalescent Centers, Inc. (FL)
                  Indiana Outpatient Centers, Inc. (DE)
                  Innovative Health Alliances, Inc. (DE)
                  K.C. Rehabilitation Hospital, Inc. (DE)
                  Kansas Outpatient Centers, Inc. (DE)
                  Kansas Rehabilitation Hospital, Inc. (DE)
                  Kentfield Hospital Corporation (CA)
                  Kokomo Rehabilitation Hospital, Inc. (DE)
                  Lafayette Rehabilitation Hospital, Inc. (DE)
                  Louisiana Outpatient Centers, Inc. (DE)
                  The Nursing Home at Chevy Chase, Inc. (DE)
                  Maryland Rehabilitation Hospital, Inc. (DE)
                  Medical Management Associates, Inc. (CA)
                           Mancor Medical Management Company, Inc. (CA)
                  Mid-America Outpatient Centers, Inc. (DE)
                  National Physicians Equity Corporation (CA)
                  Nevada Rehabilitation Hospital, Inc. (DE)
                  Northern Virginia Rehabilitation Hospital, Inc. (DE)
                  Palm Springs Rehabilitation Hospital, Inc. (DE)
                  Park Manor Nursing Home, Inc. (DE)
                  Pro Therapy of America, Inc. (DE)
                           Apco Medical Laboratories, Inc. (MI)
                           Physical Therapy Source, Inc. (DE)
                           Professional Therapy International, Inc. (FL) Professional Therapy Staffing, Inc. (MI)
                  RCM Management Company, Inc. (DE)
                  Rehab Concepts Corp. (DE)
                  Rehab Resources, Inc. (DE)
                  Rehabilitation Hospital of Colorado Springs, Inc. (DE) Rehabilitation Hospital of Fort Wayne, Inc. (DE) Rehabilitation Hospital of Nevada - Las Vegas, Inc. (DE) Rehabilitation Hospital of Plano, Inc. (TX)
                  Romano Rehabilitation Hospital, Inc. (TX)
                  SD Acquisition Corporation (DE)
                  SD Partners, Inc. (DE)
                  SelectRehab, Inc. (DE)
                  Sherwood Rehabilitation Hospital, Inc. (DE)

                  Sierra Pain and Occupational Rehabilitation Center, Inc. (DE) Southeast Texas Rehabilitation Hospital, Inc. (TX)
                  Tarrant County Rehabilitation Hospital, Inc. (TX)
                  Terre Haute Rehabilitation Hospital, Inc. (DE)
                  Texas Hospital Partners, Inc. (DE)
                  Tulsa Rehabilitation Hospital, Inc. (DE)
                  Tyler Rehabilitation Hospital, Inc. (TX)
                  Western Neuro Care, Inc. (DE)
                           Western Neurologic Residential Centers (CA)
                  Western Neuro Residential, Inc. (DE)
                  Wichita Falls Rehabilitation Hospital, Inc. (TX)
                  Wilson Lane Holdings, Inc. (DE)
         Desert Corporation (NV)
         Eagle Rehab Corporation (DE)
                  Fankhauser    Physical    Therapy    Orthopedic   &   Sports
                  Rehabilitation, Inc. (WA)
                  Northwestern Sports Clinic, Inc. (WA)
                  Physical Therapy & Athletic Rehabilitation Associates,Inc.(WA) Physical Therapy Specialties, Inc. (WA)
                  Sampson & Delilah, Inc. (WA)
                  Spokane Associated Physical Therapists, Inc. (WA)
                  Spokane Sports & Orthopedic Therapy, Inc. (WA)
                  Pacific Rehabilitation & Sports Medicine, Inc. (DE)
                           Dade Physical Therapy Rehab, Inc. (FL)
                           Leeward Back and Neck, Inc. (HI)
                           Longview Physical Therapy, Inc. (WA)
                           Pacific Rehab of Alabama, Inc. (AL)
                           Pacific Rehab of Maryland, Inc. (MD)
                           Pacific Rehab of Mississippi, Inc. (MS)
                           PR Acquisition Corporation (CA)
                  The Rehab Group, Inc. (TN)
                           The Rehab Clinic Richmond, Inc. (VA)
                           The Rehab Group - Brunswick, Inc. (TN)
                           Swanson Sports Training & Physical Therapy, Inc. (TN) Eagle Rehab Corporation (WA)
         Great Eastern Nursing Corp. (TX)
         Greenery Securities Corp. (DE)
         HHC Acquisition Corp. (DE)
         HHC Nursing Facilities, Inc. (DE)
         Home Care Management Corp. (NV)
         Home Health Associates, Inc. (NV)
         Horizon Assisted Living Services, Inc. (DE)
         Horizon Facilities Management, Inc. (DE)
         Horizon Holding, Inc. (DE)
         Horizon Hospice Care, Inc. (DE)
         Horizon Management Holding, Inc. (DE)
         Horizon Medical Management, Inc. (DE)
         Horizon Medical Specialties, Inc. (DE)
         Horizon MDS Corporation (DE)

         Horizon Sleep Diagnostics Corporation (DE)
         Horizon Therapy Holdings, Inc. (DE)
                  CMS Therapies Provider, Inc. (NC)
         Hospital HomeCare Corporation (TX)
         Intra-City Enterprises, Inc. (OH)
         Medical Innovations, Inc. (DE)
                  Medical Innovations (Texas), Inc. (TX)
                           Medical Innovations of New Jersey, Inc. (DE)
                  Medical Innovations Hospice, Inc. (TX)
                  Medical Innovations of Virginia, Inc. (TX)
         Midwest Regional Rehabilitation Center, Inc. (DE)
         North Louisiana Rehabilitation Center, Inc. (LA)
         Northeast Arkansas Rehabilitation Unit, Inc. (AR)
         Northeast Oklahoma Rehabilitation Hospital, Inc. (DE)
         Nevada Home Care Partners, Inc. (NV)
         Northwest Arkansas Physical Therapy, Inc. (TN)
         Nurses PRN of Virginia, Inc. (TX)
         Nursing Innovations, Inc. (TX)
         Orange Rehabilitation Hospital, Inc. (DE)
         Physicians Hospital for Extended Care (NV)
         Physician's Visiting Nurses Services, Inc. (TX)
         PRN Home Health Care, Inc. (NV)
         San Jacinto Management Company (TX)
         Southern Nevada Hospice, Inc. (NV)
         Vegas Valley Convalescent Center, Inc. (NV)
The Hitchcock Groups, Inc. (IN)
Lakeshore System Services of Florida, Inc. (FL)
MCA Sports of Amarillo, Inc. (TX)
National Imaging Affiliates, Inc. (DE)
         Heritage Medical Services of South Carolina, Inc. (SC) National Cancer Treatment Center, Inc. (TN)
         National Imaging Affiliates of Fayetteville, Inc. (TN) (80%) National Imaging Affiliates of Florida, Inc. (TN)
                  Heritage Medical Services of Florida, Inc. (FL) National Imaging Affiliates of San Angelo, Inc. (TX)
         National Imaging Affiliates of Washington, Inc. (TN)
         National Imaging Affiliates Cancer Treatment Center (TN) National Imaging Equipment Corporation, Inc. (TN)
         National Imaging Health Services (TN)
                  National Imaging Health Services Atlanta (TN) National Imaging Health Services St. Louis, Inc. (TN)
         North Dallas NIA Inc. (TN)
         Paces Imaging, Inc. (GA)
NovaCare SMC, Inc. (MD)
Physical Therapeutix, Inc. (MI)
Physician Practice Management Corporation (DE)
Professional Sports Care Management, Inc. (DE)
         Ortho Network Services, Inc. (NY)

Professional Therapy Systems, Inc. (TN)
ReadiCare, Inc. (DE)
         CHEC Medical Centers, Inc. (WA)
Rebound, Inc. (DE)
Rehabilitation Hospital Corporation of America, Inc. (DE) Surgical Care Affiliates, Inc. (DE)
         Alaska Surgery Center, Inc. (AK)
         All-Care Surgery Center, Inc. (MD)
         Aurora-SC, Inc. (CO)
         Bakersfield-SC, Inc. (TN)
         Camp Hill-SCA Centers, Inc. (PA)
         The Center for Day Surgery, Inc. (AR)
         Charlotte-SC, Inc. (NC)
         Chattanooga-SC, Inc. (TN)
         Coral Springs-SC, Inc. (TN)
         El Paso-SC, Inc. (TX)
         Fort Worth-SC, Inc. (TX)
         Glenwood-SC, Inc. (TN)
         Golden-SCA, Inc. (CO)
         Greenpark Surgery Center, Inc. (TX)
         Greenville Surgery Center, Inc. (TX)
         HEALTHSOUTH-Montgomery, Inc. (TN)
         HEALTHSOUTH Oak Leaf Surgery Center, Inc. (DE) HEALTHSOUTH of Easton, Inc. (DE)
         HEALTHSOUTH of Whitehall, Inc. (TN)
         HEALTHSOUTH S.C. of Arrowhead Park, Inc. (DE) HEALTHSOUTH S.C. of Cape Girardeau, Inc. (DE) HEALTHSOUTH S.C. of Cleveland, Inc. (DE)
         HEALTHSOUTH S.C. of Columbus, Inc. (DE)
         HEALTHSOUTH S.C. of Eldersburg, Inc. (DE)
         HEALTHSOUTH S.C. of Kendall, Inc. (DE)
         HEALTHSOUTH S.C. of Muskogee (DE)
         HEALTHSOUTH S.C. of Park City, Inc. (DE)
         HEALTHSOUTH S.C. of Riverton, Inc. (DE)
         HEALTHSOUTH S.C. of San Angelo, Inc. (DE)
         HEALTHSOUTH S.C. of San Marcos, Inc. (DE)
         HEALTHSOUTH S.C. of Santa Monica, Inc. (DE)
         HEALTHSOUTH S.C. of Scottsdale-Bell Road, Inc. (DE) HEALTHSOUTH S.C. of Tampa, Inc. (DE)
         HEALTHSOUTH Surgery Center of Alamo Heights, Inc. (DE) HEALTHSOUTH Surgery Center of Baltimore, Inc. (DE) HEALTHSOUTH Surgery Center of Baton Rouge, Inc. (DE) HEALTHSOUTH Surgery Center of Clearwater, Inc. (DE) HEALTHSOUTH Surgery Center of Crestview, Inc. (DE) HEALTHSOUTH Surgery Center of Dayton, Inc. (DE) HEALTHSOUTH Surgery Center of Fairfield, Inc. (DE) HEALTHSOUTH Surgery Center of Kenosha, Inc. (DE) HEALTHSOUTH Surgery Center of Louisville, Inc. (DE)

         HEALTHSOUTH Surgery Center of Loveland, Inc. (DE) HEALTHSOUTH Surgery Center of New Jersey, Inc. (DE) HEALTHSOUTH Surgery Center of Pecan Valley, Inc. (DE) HEALTHSOUTH Surgery Center of Pinellas Park, Inc. (DE) HEALTHSOUTH Surgery Center of Reading, Inc. (DE) HEALTHSOUTH Surgery Center of San Buenaventura, Inc. (DE) HEALTHSOUTH Surgery Center of Scottsdale, Inc. (DE) HEALTHSOUTH Surgery Center of Spokane, Inc. (DE) HEALTHSOUTH Surgery Center of Springfield, Inc. (DE) HEALTHSOUTH Surgery Center of Summerlin, Inc. (DE) HEALTHSOUTH Surgery Center of Toledo, Inc. (DE) HEALTHSOUTH Surgery Center of West Columbus, Inc. (DE) HEALTHSOUTH Surgery Center of Westerville, Inc. (DE) HEALTHSOUTH Surgery Center of Westlake, Inc. (DE) HEALTHSOUTH Surgery Center of Wilmington, Inc. (DE) Knoxville-SCA Surgery Center, Inc. (TN)
         Lancaster Medical Centre, Inc. (PA)
         Lancaster Surgical Center, Inc. (PA)
         Lexington-SC, Inc. d/b/a Lexington-SC Partners, Ltd. (KY) Lexington-SC Properties, Inc. (KY)
         Little Rock-SC, Inc. (AR)
         Louisville-SC Properties, Inc. (KY)
         Maryland-SCA Centers, Inc. (MD)
         Nashville-SCA Surgery Centers, Inc. (TN)
         Oshkosh-SCA Surgery Center, Inc. (WI)
         Pueblo-SCA Surgery Center, Inc. (CO)
         Redlands-SCA Surgery Centers, Inc. (CA)
         San Antonio Surgery Center, Inc. (TX)
         San Luis Obispo-SC, Inc. (TN)
         SC-Wilson, Inc. (NC)
         SCA-Albuquerque, Inc. (NM)
         SCA-Albuquerque Surgery Properties, Inc. (NM) SCA-Arlington Surgery, Inc. (TX)
         SCA-Blue Ridge, Inc. (TN)
         SCA Cabell Development Corporation (WV)
         SCA Cabell, Inc. (WV)
         SCA-Charleston, Inc. (SC)
         SCA-Citrus, Inc. (TN)
         SCA-Colorado Springs, Inc. (CO)
         SCA-Conroe, Inc. (TN)
         SCA-Dalton, Inc. (TN)
         SCA-Development, Inc. (TN)
         SCA-Dothan, Inc. (TN)
         SCA-Dover, Inc. (DE)
         SCA-Eugene, Inc. (TN)
         SCA-Evansville, Inc. (IN)
         SCA-Florence, Inc. (TN)
         SCA-Fort Collins, Inc. (CO)

         SCA-Fort Walton, Inc. (TN)
         SCA-Ft. Myers, Inc. (FL)
         SCA-Gadsden, Inc. (AL)
                  Gadsden Surgery Center, Inc. (AL)
         SCA-Gainesville, Inc. (TN)
         SCA-Green River, Inc. (TN)
         SCA-Hamilton Development Corp. (TN)
         SCA-HHI, Inc. (TN)
                  Health Horizons of San Francisco, Inc. (TN)
                  SCA-Greenville East, Inc. (TN)
         SCA-Honolulu, Inc. (TN)
         SCA-Indianapolis, Inc. (IN)
         SCA Investment Company (NV)
         SCA-JV, Inc. (IL)
         SCA-Knoxville/St. Mary's, Inc. (TN)
         SCA-Lake Forest, Inc. (TN)
         SCA-Little Rock Development Corp. (AR)
         SCA Management Company (TN)
         SCA-Marquette, Inc. (TN)
         SCA-Mecklenberg Development Corp. (NC)
         SCA-Mobile, Inc. (AL)
         SCA-Mobile Properties, Inc. (AL)
         SCA-Mt. Pleasant, Inc. (TN)
         SCA-North Indianapolis, Inc. (IN)
         SCA-Ohio Valley, Inc. (TN)
         SCA-Paoli, Inc. (TN)
         SCA-Plano, Inc. (TX)
         SCA-Roseland, Inc. (NJ)
         SCA-San Jose, Inc. (CA)
         SCA-San Luis Obispo, Inc. (CA)
         SCA-Santa Rosa, Inc. (TN)
         SCA-Sarasota, Inc. (FL)
         SCA-Shelby Development Corp. (TN)
         SCA-South Jersey, Inc. (NJ)
         SCA-St. Joseph Missouri, Inc. (TN)
         SCA-St. Petersburg, Inc. (FL)
         SCA-Tampa, Inc. (FL)
         SCA-Ukiah, Inc. (TN)
         SCA-Wausau, Inc. (TN)
         SCA-Winter Park, Inc. (TN)
         SCA-Yuma, Inc. (TN)
         Scranton-SC, Inc. (PA)
         Shelby Surgery Properties, Inc. (TN)
         Springfield-SC, Inc. (MA)
         Surgery Center of Louisville, Inc. (KY)
         Surgical Services of Sarasota, Inc. (FL)
         Wauwatosa Outpatient Surgery Center, Inc. (WI)
Surgical Health Corporation (DE)

         Healthcare Real Estate Holdings II, Inc. (GA)
         Heritage Medical Services of Maryland, Inc. (TN)
         Heritage Medical Services of Texas, Inc. (TX)
         Heritage Surgical Associates of Chula Vista, Inc. (CA)
         HSC of Beaumont, Inc. (TN)
         HSC of Boca Raton, Inc. (FL)
         HSC of Bradenton, Inc. (TN)
         HSC of Chesapeake, Inc. (TN)
         HSC of Cincinnati, Inc. (TN)
         HSC of Clarksville, Inc. (TN)
         HSC of Ft. Pierce, Inc. (GA)
         HSC of Gulf Coast, Inc. (TN)
         HSC of Houston, Inc. (TN)
         HSC of Nashville, Inc. (TN)
         HSC of Southwest Houston, Inc. (TN)
         HSC of Vero Beach, Inc. (TN)
         HVPG of California, Inc. (CA)
                  La Jolla Health Systems, Inc. (CA)
         Midwest Anesthesia, Inc. (MO)
         Newport Beach Health Systems, Inc. (CA)
         North County Outpatient Management, Inc. (GA)
         Outpatient Surgery Center, Inc. (MO)
         SHC Amarillo, Inc. (GA)
         SHC Atlanta, Inc. (GA)
         SHC Austin, Inc. (GA)
         SHC Boca Raton Laser, Inc. (GA)
         SHC Central Florida, Inc. (GA)
         SHC Chattanooga, Inc. (GA)
         SHC Gwinnett, Inc. (GA)
         SHC Hawthorn, Inc. (GA)
         SHC Management Corporation (GA)
         SHC Melbourne, Inc. (GA)
         SHC Midwest City, Inc. (GA)
         SHC Naples, Inc. (FL)
         SHC North Dade, Inc. (GA)
         SHC North Shore, Inc. (GA)
         SHC Northlake, Inc. (GA)
         SHC Oakwater, Inc. (GA)
         SHC Oklahoma City, Inc. (GA)
         SHC Palms Wellington, Inc. (GA)
         SHC Phoenix, Inc. (GA)
         SHC San Diego, Inc. (GA)
         SHC Tri-County, Inc. (GA)
         SHC West County, Inc. (GA)
         South County Outpatient Management, Inc. (MO)
         Surgical Health of Orlando, Inc. (FL)
         Surgical Health of of San Antonio, Inc. (TX)
         Tesson Ferry Anesthesia, Inc. (MO)

         Tesson Ferry Recovery, Inc. (MO)
         Tesson Ferry Medical Management, Inc. (MO)
         The Woodlands Surgery Systems, Inc. (DE)
Tuckahoe Surgery Center, Inc. (VA)
West Virginia Rehabilitation Hospital, Inc. (WV)